Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and
Fiscal Year 2017 Financial Results

SANTA BARBARA, Calif., February 26, 2018 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2017.

AppFolio's operating results for the fourth quarter and fiscal year 2017 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its full Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission (the "SEC") on February 26, 2018, and is available on AppFolio's website at http://ir.appfolioinc.com. The limited information that follows is not adequate for making an informed investment judgment.

Financial Outlook

Based on information available as of February 26, 2018, the Company's current outlook for fiscal year 2018 follows:

•	Full year revenue is expected to be in the range of $179 million to $182 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information

As previously announced, the Company will host a conference call today, February 26, 2018, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 866-393-4306 (Domestic), or 734-385-2616 (International). The conference ID is 1675569. A replay of the call will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day March 1, 2018, and an archived webcast will be available for twelve months on the Company's website.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$16,109	$10,699
Investment securities—current	29,800	15,473
Accounts receivable, net	3,387	2,511
Prepaid expenses and other current assets	4,546	3,537
Total current assets	53,842	32,220
Investment securities—noncurrent	22,401	26,688
Property and equipment, net	6,696	7,077
Capitalized software, net	17,609	15,539
Goodwill	6,737	6,737
Intangible assets, net	1,725	3,105
Other assets	1,238	1,217
Total assets	$110,248	$92,583
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$610	$937
Accrued employee expenses	10,710	7,550
Accrued expenses	4,289	4,044
Deferred revenue	7,080	7,638
Other current liabilities	1,223	1,192
Total current liabilities	23,912	21,361
Other liabilities	1,257	1,540
Total liabilities	25,169	22,901
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of December 31, 2017 and 2016	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of December 31, 2017 and 2016; 14,879 and 11,691 shares issued and outstanding as of December 31, 2017 and 2016, respectively	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of December 31, 2017 and 2016; 19,102 and 22,028 shares issued and outstanding as of December 31, 2017 and 2016, respectively	3	3
Additional paid-in capital	152,531	146,692
Accumulated other comprehensive loss	(209)	(51)
Accumulated deficit	(67,247)	(76,963)
Total stockholders’ equity	85,079	69,682
Total liabilities and stockholders’ equity	$110,248	$92,583

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenue	$37,897	$28,010	$143,803	$105,586
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	14,536	11,243	55,283	44,630
Sales and marketing	7,153	6,730	28,709	28,827
Research and product development	4,580	3,107	16,578	12,638
General and administrative	5,889	5,399	21,199	17,979
Depreciation and amortization	3,352	2,823	12,699	9,935
Total costs and operating expenses	35,510	29,302	134,468	114,009
Income (loss) from operations	2,387	(1,292)	9,335	(8,423)
Other expense, net	(3)	(3)	(96)	(37)
Interest income, net	158	25	535	246
Income (loss) before provision for income taxes	2,542	(1,270)	9,774	(8,214)
Income tax (benefit) provision	(35)	19	58	67
Net income (loss)	$2,577	$(1,289)	$9,716	$(8,281)
Net income (loss) per common share:
Basic	0.08	(0.04)	0.29	(0.25)
Diluted	0.07	(0.04)	0.28	(0.25)
Weighted average common shares outstanding:
Basic	33,944	33,654	33,849	33,561
Diluted	35,310	33,654	35,151	33,561

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$198	$150	$725	$471
Sales and marketing	207	146	723	442
Research and product development	186	118	657	382
General and administrative	1,201	1,043	3,991	3,006
Total stock-based compensation expense	$1,792	$1,457	$6,096	$4,301

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Cash from operating activities
Net income (loss)	$2,577	$(1,289)	$9,716	$(8,281)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,352	2,823	12,699	9,935
Purchased investment premium, net of amortization	(17)	60	(39)	245
Amortization of deferred financing costs	15	15	63	63
Loss on disposal of property, equipment and intangibles	3	8	97	41
Stock-based compensation	1,792	1,457	6,096	4,301
Lease abandonment	—	—	—	161
Changes in operating assets and liabilities:
Accounts receivable	32	196	(876)	(463)
Prepaid expenses and other current assets	(153)	427	(1,009)	(377)
Other assets	(30)	60	(84)	(103)
Accounts payable	(469)	205	(100)	(904)
Accrued employee expenses	2,397	2,367	3,243	2,223
Accrued expenses	(1,442)	(206)	271	1,148
Deferred revenue	(428)	1,011	(558)	2,685
Other liabilities	186	(357)	(148)	826
Net cash provided by operating activities	7,815	6,777	29,371	11,500
Cash from investing activities
Purchases of property and equipment	(533)	(682)	(2,213)	(4,242)
Additions to capitalized software	(2,370)	(2,612)	(10,455)	(11,166)
Purchases of investment securities	(9,051)	(7,217)	(26,648)	(31,551)
Sales of investment securities	—	2,543	15	12,559
Maturities of investment securities	5,500	4,225	16,474	21,337
Purchases of intangible assets	—	—	(1)	(2)
Net cash used in investing activities	(6,454)	(3,743)	(22,828)	(13,065)
Cash from financing activities
Proceeds from stock option exercises	155	92	663	352
Tax withholding for net share settlement	(188)	(26)	(1,796)	(111)
Principal payments under capital lease obligations	—	(5)	—	(29)
Proceeds from issuance of debt	30	30	118	117
Principal payments on debt	(30)	(29)	(118)	(128)
Net cash (used in) provided by financing activities	(33)	62	(1,133)	201
Net increase (decrease) in cash and cash equivalents	1,328	3,096	5,410	(1,364)
Cash and cash equivalents
Beginning of period	14,781	7,603	10,699	12,063
End of period	$16,109	$10,699	$16,109	$10,699